Variable Annuities Issued by Minnesota Life

Supplement dated April 29, 2022 to the following booklet dated April 29, 2022:

•  MultiOption® Legend Variable Annuity

Effective August 1, 2021, the SFT IvySM Small Cap Growth Fund changed its name to SFT Delaware IvySM Small Cap Growth Fund, and the SFT IvySM Growth Fund changed its name to SFT Delaware IvySM Growth Fund. All references to SFT IvySM Small Cap Growth Fund are now replaced with SFT Delaware IvySM Small Cap Growth Fund, and all references to SFT IvySM Growth Fund are now replaced with SFT Delaware IvySM Growth Fund.

Effective January 1, 2022, Janus Capital Management LLC changed its name to Janus Henderson Investors US LLC. All references to Janus Capital Management LLC are now replaced with Janus Henderson Investors US LLC.

Effective April 29, 2022, the following funds will be made available as investment options under the Contract:

•  TOPS® Target RangeTM Portfolio – Class S Shares. The CustomChoice Allocation Option – Group D is also amended to include the TOPS® Target RangeTM Portfolio as an investment choice.

•  T. Rowe Price Health Sciences Portfolio – II Class. The CustomChoice Allocation Option – Group E is also amended to include the T. Rowe Price Health Sciences Portfolio – II as an investment choice.

•  PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class Shares. The CustomChoice Allocation Option – Group D is also amended to include the PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) as an investment choice.

For additional information on the above added funds, please consult the individual fund prospectuses.

Please retain this supplement for future reference